SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 20, 1999
                DATE OF REPORT (Date of earliest event reported)



                               ACXIOM CORPORATION
             (Exact name of registrant as specified in its charter)


       DELAWARE                     0-13163                  71-0581897
    (State or other               (Commission               (IRS Employer
    jurisdiction of               File Number)          Identification Number)
     incorporation)




                                1 Information Way
                           Little Rock, Arkansas 72202
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (501) 252-1000
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         On Tuesday, July 20, 1999, the Company announced its financial results for its fiscal quarter ended June 20, 1999.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Exhibits

         99   Press Release dated July 20, 1999, issued by Registrant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACXIOM CORPORATION


                                          By:  /s/ Catherine L. Hughes
                                             -----------------------------------
                                             Catherine L. Hughes
                                             Corporate Counsel
Date: July 22, 1999

                                  Exhibit Index

  Number in
Exhibit Table                              Exhibit

     99             Press Release dated July 20, 1999